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                           SCHEDULE A TO EXHIBIT 10(f)

         The following directors of Park National Corporation (the "Company") entered into Split-Dollar Agreements with the subsidiaries of the Company identified below which are identical to the Split-Dollar Agreement, dated September 29, 1993, between Dominic C. Fanello and The Richland Trust Company ("Richland") filed as Exhibit 10(g) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (File No. 0-18772):

                                        Subsidiary of the Company which is a              Date of Split-Dollar
Name of Director                        Party to Split-Dollar Agreement                   Agreement
----------------                        ---------------------------------------------     --------------------
R. William Geyer                        Century National Bank (formerly Mutual Federal    October 4, 1993
                                        Savings Bank) ("Century")

Tamala Longaberger Kaido                Century                                           October 19, 1993

Howard E. LeFevre                       The Park National Bank ("PNB")                    September 7, 1993

Phillip T. Leitnaker                    PNB                                               October 5, 1993

John J. O'Neill                         PNB                                               September 2, 1993

William A. Phillips                     Century                                           September 14, 1993

J. Gilbert Reese                        PNB                                               September 8, 1993

Rick R. Taylor                          Richland                                          September 29, 1993

John L. Warner                          PNB                                               September 7, 1993